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                        [BROCK AND COMPANY LETTERHEAD]


                                                                      EXHIBIT 23




                       Consent of Independent Accountants





         We consent to the use in the Annual Report on Form 10K of our report dated October 12, 1994 relating to the financial statements of Apogee Robotics, Inc., which appears in such Annual Report.





                                    /s/ BROCK AND COMPANY, CPAs, P.C.
                                        Certified Public Accountants




Fort Collins, Colorado
January 18, 1996